UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934, as Amended
Date of Report (Date of earliest event reported): April 24, 2015

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Wynn Resorts, Limited (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K to report the final voting results certified by the independent inspector of elections for the Company’s 2015 Annual Meeting of Stockholders.  The certified voting results do not differ from the preliminary voting results reported on the Company’s Form 8-K filed with the Securities and Exchange Commission on April 30, 2015 (the “Original Report”). This Amendment No. 1 to the Original Report amends and restates Item 5.07 of the Original Report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 24, 2015, Wynn Resorts, Limited (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal, as certified by IVS Associates, Inc. (“IVS”), the independent inspector of elections for the Annual Meeting, were as follows:

Proposal 1: Election of Directors

To elect two Class I directors, each to serve until the 2018 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until such director’s earlier resignation, death or removal:

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
John J. Hagenbuch	46,636,765	12,371,646	1,964,362
J. Edward Virtue	51,063,278	15,057,825	1,964,362
Elaine P. Wynn	26,617,589	100,203	—

The Company’s Board of Directors nominated John J. Hagenbuch and J. Edward Virtue. Elaine P. Wynn nominated herself. The 26,617,589 votes received by Ms. Wynn include 9,539,077 shares owned by Ms. Wynn and 10,066,023 shares owned by the Wynn Family Holding Company LLC (Stephen A. Wynn’s shares) voted by Mr. Wynn in favor of Ms. Wynn in accordance with the terms of the Amended and Restated Stockholders Agreement. Based on the final voting results, the following Class I directors were elected with their terms expiring in 2018: John J. Hagenbuch and J. Edward Virtue. The following Class II directors remain in office with their terms expiring in 2016: Dr. Ray R. Irani, Alvin V. Shoemaker and Stephen A. Wynn. The following Class III directors remain in office with their terms expiring in 2017: Robert J. Miller and D. Boone Wayson.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

To ratify the Audit Committee’s appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company and its subsidiaries for 2015:

Votes For	Votes Against	Abstain	Broker Non-Votes
87,383,242	225,595	219,197	—

Proposal 3: Approval of Articles Amendment

To approve an amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Articles Amendment”) to provide the Company with additional flexibility in making distributions to its stockholders:

Votes For	Votes Against	Abstain	Broker Non-Votes
72,411,355	13,263,297	189,020	1,964,362

On April 27, 2015, the Company implemented the Articles Amendment by filing a Certificate of Third Amended and Restated Articles of Incorporation with the Nevada Secretary of State.

Proposal 4: Stockholder Proposal Regarding A Political Contributions Report

To request that the Company provide a political contributions report, updated semiannually, setting forth specified information:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,488,366	66,021,852	3,212,254	1,964,362

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Date: May 13, 2015	By:	/s/ Kim Sinatra
	Name:	Kim Sinatra
	Title:	Executive Vice President and General Counsel